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                             HERITAGE INCOME-GROWTH TRUST
                      Supplement dated February 29, 1996 to the
              Statement of Additional Information dated February 1, 1996


              The following should be added after the first paragraph under "Investment Limitations" on page 12:

              Diversification. The Trust may not invest more than 5% of its total assets in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities or buy more than 10% of the voting securities or any other class of securities of any issuer.

              Industry  Concentration.   The Trust  may not  purchase securities
     if, as a result, more than 25% of its total assets would be invested in any one industry.

              Borrowing Money. The Trust may not borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities. The payment of interest on such borrowings will reduce the Trust's net income during the period of such borrowing. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Trust's total assets at the time the borrowing is made. The Trust may not make additional investments when borrowings exceed 5% of the Trust's total assets.
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